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                                                                   EXHIBIT 10.30
                          CORNELL CAPITAL PARTNERS, LP
                         101 HUDSON STREET - SUITE 3606
                              JERSEY CITY, NJ 07302





June 18, 2002

JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL  33433

Re: Equity Line Purchase Agreement by and between JAG Media Holdings, Inc.
    (the "Company") and Cornell Capital Partners, LP dated April 9, 2002 ("Equity Line Agreement").

Gentlemen:

This will confirm that we hereby waive the provisions of Section 5.5 of the Equity Line Agreement to the limited extent that the Company may utilize the proceeds of such equity line to make payments due under those certain promissory notes dated April 1, 2002 between Stephen J. Schoepfer, as lender, and the Company, as borrower, and Thomas J. Mazzarisi, as lender, and the Company as borrower, each in the aggregate principal amount $200,000.

Very truly yours,

CORNELL CAPITAL PARTNERS, LP


BY: /s/ Mark Angelo
    ---------------
     Name: Mark Angelo
     Title: President